EXHIBIT 23.1




                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTS
                     --------------------------------------



As independent public accountants, we hereby consent to the use of our report dated March 25, 1996, incorporated by reference into this Form 8-K filed by Keystone Consolidated Industries, Inc.


ARTHUR ANDERSEN, LLP


Chicago, Illinois
September 30, 1996